UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - August 15, 2003
                        (Date of Earliest Event Reported)

                                   WICKES INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                               36-3554758
---------------------------                             ------------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                60061
------------------------------------------------        ------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:             (847) 367-3400

Item 7.Financial Statements and Exhibits

(c) Exhibits

  Exhibit Number           Description of Exhibits
  --------------           ----------------------------------------------------
        99                 Registrant's August 15, 2003 press release announcing
                           its 2003 second quarter earnings

Item 12.Results of Operations and Financial Condition

On August 15, 2003, the Registrant issued a press release announcing its 2003 second quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    August 15, 2003

                                                              WICKES INC.



                                                  By:/s/ James A. Hopwood
                                                     ---------------------------
                                                     James Hopwood
                                                     Chief Financial Officer and
                                                     Senior Vice President